SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

       Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934


        Date of Report (Date of earliest event reported) MARCH 15, 1999


                             TRISTAR CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     0-13099                13-3129318
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)


    12500 San Pedro Avenue, Suite 500, San Antonio, Texas        78216
    (Address of principle executive offices)                   (Zip Code)

    Registrant's telephone number, including area code (210) 402-2200


                                Not Applicable
         (Former name or former address, if changed since last report)

   Item 1. CHANGES IN CONTROL OF REGISTRANT

          Not applicable

   Item 2. ACQUISITION OR DISPOSITION OF ASSETS

                  a(i) On March 15, 1999, pursuant to a stock purchase agreement entered into by and among the Registrant, Transvit Holding Corporation ("THC"), a wholly-owned affiliate of the Core Sheth Family ("Sheth Group"), the majority stockholder of the Registrant, and Nevell Investments, S.A ("Nevell"), another affiliate of the Sheth Group, the Registrant sold to THC for $2,686,000 all of the issued and outstanding capital stock ("Trimex Stock") and certain distribution rights of its wholly owned subsidiary, Tristar de Mexico, S.A. de C.V. ("Trimex"), a distributor of fragrance and cosmetic products into the formal retail market in the United Mexican States. The transaction was effective as of November 29, 1998. Jay Sheth, a director of the Registrant, although not a member of the Sheth Group, is the son of a member of the Sheth Group. Viren S. Sheth, a director of the Registrant, although not a member of the Sheth Group, is the brother of three members of the Sheth Group. Both Jay Sheth and Viren S. Sheth disclaim beneficial ownership of any shares of capital stock of the Registrant, THC or Nevell. B.J Harid, a director of the Registrant, also serves as a director of another Sheth Group affiliate but is not a director of THC or Nevell. B.J. Harid disclaims beneficial ownership of any shares of capital stock of the Registrant, THC or Nevell.

                  (ii) The transaction provides for a non-compete restriction and a supply agreement whereby the Registrant agreed to continue selling certain products to Trimex. The Registrant also received an option to repurchase at a fair value the Trimex Stock and distribution rights from THC at anytime prior to March 15, 2004. The Registrant currently has no plans to exercise such option but may do so in the future.

                  (iii) The $2,686,000 consideration which the Registrant
                        received was negotiated by the parties and related to the amount of cash invested by the Registrant in developing Trimex's distribution channel coupled with the anticipated future revenue stream of Trimex. The Registrant engaged a third party to review the transaction and render an opinion on its fairness.

                  (iv) The Registrant received payment in the form of a reduction of debt due Nevell, and redemption of shares of the Registrant's Series A Convertible Preferred Stock, $.O5 par value ("Series A Preferred"), issued to Nevell at a redemption price of $7.62 per share. Of the total purchase price of $2,686,000, an amount equal to $1,700,000 was applied to a reduction of debt due Nevell with the remaining $986,000 attributed to redeemed shares of the Series A Preferred at a total redemption price of $905,709 plus $80,291 of dividends in arrears. Warrant valuation costs of $99,000 associated with the subordinated debt reduction were written-off in connection with the sale. The excess proceeds over the carrying value of the Registrant's investment in Trimex was recorded as an increase in additional paid-in-capital.

Item 3.BANKRUPTCY OR RECEIVERSHIP

                Not Applicable

Item 4.CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                Not Applicable

Item 5. OTHER EVENTS

                Not Applicable

Item 6.RESIGNATION OF REGISTRANT'S DIRECTORS

                Not Applicable

Item 7.FINANCIAL STATEMENTS AND EXHIBITS

            a   Financial Statements of Businesses Acquired
                Not applicable

            b.  Pro Forma Financial Information:
                Pro forma Consolidated Balance Sheet as of November 28, 1998 and Statements of Operations for the thirteen week period ended November 28, 1998 and the fiscal year ended August 29, 1998 are attached hereto.

            c.  Exhibit Index:
                Exhibit 2.1 Stock Purchase Agreement dated effective as of November 29, 1998, by and among Tristar Corporation and Transvit Holding Corporation

   Item 8.CHANGE IN FISCAL YEAR

                Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under signed thereunto duly authorized.


                                               TRISTAR CORPORATION

                                               By /s/ ROBERT M. VIOLA
                                                     Robert M. Viola, Executive
                                                     Vice President, Chief
                                                     Financial Officer,
                                                     Assistant Secretary and
                                                     Principal Financial and
                                                     Accounting Officer

  Date:  March 25, 1999

                      TRISTAR CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEETS

The unaudited pro forma consolidated statements are provided to demonstrate the effect of the sale of Tristar de Mexico, S.A. de C.V. ("Trimex") to Transvit Holding Corporation ("THC") on the consolidated balance sheet at November 28, 1998 and results of operations of Tristar Corporation ("Tristar") as of and for the thirteen week period ended November 28, 1998 and the year ended August 29, 1998. The unaudited pro forma balance sheet assumes the transaction occurred as of November 28, 1998, the latest balance sheet date. The unaudited pro forma statement of operations assumes the transfer occurred at the beginning of the most recent periods presented (August 30, 1998 for the thirteen weeks ended November 28, 1998 and August 31, 1997 for the year ended August 30, 1998). Due to the common interest which exists between Tristar and THC, the Company recorded the excess of the consideration received over the related carrying value of its Mexican subsidiary as an increase in additional paid-in-capital. Additionally, other necessary adjustments reflected in the pro forma balance sheet are the elimination of Trimex's local assets and liabilities, the reduction of subordinated debt due to Nevell, the redemption in Series A Preferred Stock, the write-off of deferred warrant valuation costs associated with the subordinated debt, the elimination of the foreign currency translation adjustment and a charge to accumulated deficit for the preferred stock dividends pertaining to the Series A Preferred shares redeemed.

Accordingly, adjustments necessary in the pro forma statement of operations are the elimination of Trimex's operating income and reductions of warrant amortization resulting from the decrease in subordinated debt and preferred stock dividends relating to The Series A Preferred stock.

                                                     NOVEMBER 28,                 PRO FORMA
                                                       1998        PRO FORMA      NOVEMBER 28,
  ASSETS                                            (UNAUDITED)   ADJUSTMENTS       1998
                                                    -----------   -----------    -----------
Current assets:
 Cash ...........................................   $    41,000   $   (18,000)   $    23,000
 Accounts receivable, less
  allowance for doubtful accounts of
  $966,000 and $814,000, respectively ...........    16,061,000    (2,079,000)    13,982,000
 Accounts receivable - related parties - net ....     3,521,000          --        3,521,000
 Inventories - net ..............................    13,215,000      (137,000)    13,078,000
 Prepaid expenses ...............................       257,000       (32,000)       225,000
 Other current assets ...........................       117,000          --          117,000
                                                    -----------   -----------    -----------

  Total current assets ..........................    33,212,000    (2,266,000)    30,946,000
                                                    -----------   -----------    -----------

Property, plant and equipment, less accumulated
  depreciation of $9,239,000 ....................     8,031,000          --        8,031,000
                                                    -----------   -----------    -----------

Other assets:
 Warrant valuation, less accumulated amortization
  of $1,809,000 and $1,908,000 respectively .....        99,000       (99,000)          --
 Other assets ...................................       760,000        (8,000)       752,000
                                                    -----------   -----------    -----------
 Total other assets .............................       859,000      (107,000)       752,000
                                                    -----------   -----------    -----------
Total assets ....................................   $42,102,000   $(2,373,000)   $39,729,000
                                                    ===========   ===========    ===========


                      TRISTAR CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED BALANCE SHEETS (CONTINUED)

                                                        NOVEMBER 28,                    PRO FORMA
                                                           1998          PRO FORMA      NOVEMBER 28,
    LIABILITIES AND SHAREHOLDERS' EQUITY                (UNAUDITED)     ADJUSTMENTS        1998
                                                       ------------    ------------    ------------
Current liabilities:
Book overdraft .....................................   $    392,000    $       --      $    392,000
Revolving credit agreement borrowings, current .....      6,662,000            --         6,662,000
Accounts payable-trade .............................      8,855,000        (102,000)      8,753,000
Accounts payable-related parties - net .............      5,118,000            --         5,118,000
Accrued bonuses ....................................         82,000            --            82,000
Accrued interest expense-subordinated debt .........      1,731,000            --         1,731,000
Other accrued expenses .............................      1,698,000          (1,000)      1,697,000
Current portion of capital lease obligations .......        140,000            --           140,000
Current portion of long term obligations ...........        900,000            --           900,000
                                                       ------------    ------------    ------------
 Total current liabilities .........................     25,578,000        (103,000)     25,475,000

Long-term debt, less current portion ...............      2,878,000            --         2,878,000
Obligations under capital leases, less current
 portion ...........................................        102,000            --           102,000
Subordinated long term debt - related parties ......      1,700,000      (1,700,000)           --
                                                       ------------    ------------    ------------

 Total liabilities .................................     30,258,000      (1,803,000)     28,455,000
                                                       ------------    ------------    ------------

Commitments and contingencies

Shareholders' equity (deficit):
Preferred stock, $.05 par value; authorized
 1,000,000 shares; Series A, 666,529 and 537,142
 shares, respectively, issued and outstanding ......      4,666,000        (906,000)      3,760,000
 Series B, 120,690 shares issued and outstanding ...      4,511,000            --         4,511,000
 Series C, 78,333 shares issued and outstanding ....      4,699,000            --         4,699,000
Common stock, $.01 par value; authorized
 30,000,000 shares; issued and outstanding
 16,761,493 shares .................................        168,000            --           168,000
Additional paid-in-capital .........................     12,790,000          64,000      12,854,000
Foreign currency translation .......................       (376,000)        376,000            --
Accumulated deficit ................................    (14,614,000)       (104,000)    (14,718,000)
                                                       ------------    ------------    ------------

 Total shareholders' equity ........................     11,844,000        (570,000)     11,274,000
                                                       ------------    ------------    ------------

Total liabilities and shareholders' equity .........   $ 42,102,000    $ (2,373,000)   $ 39,729,000
                                                       ============    ============    ============

                      TRISTAR CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                         THIRTEEN WEEK PERIOD ENDED
                                                NOVEMBER 28,    PRO FORMA       PRO FORMA
                                                   1998         ADJUSTMENTS     NOVEMBER 28,
                                                (UNAUDITED)    (SEE NOTE A)        1998
                                               ------------    ------------    ------------
Net sales ..................................   $ 15,075,000    $   (623,000)   $ 14,452,000

Cost of sales ..............................     10,432,000        (261,000)     10,171,000
                                               ------------    ------------    ------------

Gross profit ...............................      4,643,000        (362,000)      4,281,000

Selling, general and administrative
 expenses ..................................      4,065,000        (258,000)      3,807,000
                                               ------------    ------------    ------------

Income (loss) from operations ..............        578,000        (104,000)        474,000

Other income (expense):
 Interest expense ..........................       (331,000)           --          (331,000)
 Other income (expense) ....................        (23,000)          2,000         (21,000)
                                               ------------    ------------    ------------

Income (loss) before provision for
 income taxes ..............................        224,000        (102,000)        122,000
 Provision for income taxes ................           --              --              --
                                               ------------    ------------    ------------

Net income (loss) ..........................        224,000        (102,000)        122,000
                                               ------------    ------------    ------------

Less:
 Preferred stock dividends .................       (207,000)         10,000        (197,000)
 Effect of beneficial conversion feature ...       (641,000)           --          (641,000)
 Warrant valuation adjustment ..............           --              --              --
                                               ------------    ------------    ------------
Net income (loss) applicable to common stock   $   (624,000)   $    (92,000)   $   (716,000)
                                               ============    ============    ============

Earnings per common share:

 Basic .....................................   $       (.04)           --      $       (.04)
                                               ============                    ============

 Diluted ...................................   $       (.04)           --      $       (.04)
                                               ============                    ============

Weighted average shares outstanding

 Basic .....................................     16,761,493            --        16,761,493

 Diluted ...................................     16,761,493            --        16,761,493


   Note a. The column represents the historical results of operations for the Mexican subsidiary for the thirteen week period ended November 28, 1998, adjustments for warrant amortization associated with the reduction in debt as a result of the sale of the subsidiary and preferred stock dividends relating to the reduction in Series A Preferred Stock:

            -Mexican subsidiary operating income ...................  $ 106,000
            -Warrant amortization expense ..........................     (4,000)
            -Dividends accumulated on redeemed Preferred Series A
              shares ...............................................    (10,000)
                                                                      ---------
                                                                      $  92,000
                                                                      =========

                      TRISTAR CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                        YEAR ENDED
                                                        PRO FORMA       PRO FORMA
                                        AUGUST 29,     ADJUSTMENTS      AUGUST 29,
                                          1998*       (SEE NOTE A.)        1998
                                      ------------    ------------    ------------
Net sales .........................   $ 67,683,000    $ (1,865,000)   $ 65,818,000

Cost of sales .....................     50,432,000        (788,000)     49,644,000
                                      ------------    ------------    ------------
Gross profit ......................     17,251,000      (1,077,000)     16,174,000

Selling general and administrative
 expenses .........................     16,424,000      (1,139,000)     15,285,000
                                      ------------    ------------    ------------
Income (loss) from operations .....        827,000          62,000         889,000

Other income (expense):
 Interest expense .................     (1,786,000)         58,000      (1,728,000)
 Other expense ....................       (470,000)        608,000         138,000
                                      ------------    ------------    ------------

Income (loss) before provision for
 income taxes .....................     (1,429,000)        728,000        (701,000)

Provision for income taxes ........         62,000            --            62,000
                                      ------------    ------------    ------------

Net income (loss) .................     (1,491,000)        728,000        (763,000)
                                      ------------    ------------    ------------

Less:
 Preferred stock dividends ........       (453,000)         41,000        (412,000)
 Effect of beneficial conversion
  feature .........................           --              --              --
 Warrant valuation adjustment .....           --              --              --
                                      ------------    ------------    ------------
Net income (loss) applicable to
 common stock .....................   $ (1,944,000)   $    769,000    $ (1,175,000)
                                      ============    ============    ============

Earnings per common share:

 Basic ............................   $       (.12)           --      $       (.07)
                                      ============                    ============

 Diluted ..........................   $       (.12)           --      $       (.07)
                                      ============                    ============

Weighted average shares outstanding

 Basic ............................     16,748,798            --        16,748,798

 Diluted ..........................     16,748,798            --        16,748,798


   Note a. The column represents the historical results of operations for the Mexican subsidiary for the year ended August 29, 1998, adjustments for warrant amortization and interest expense associated with the reduction in debt as a result of the sale of the subsidiary and preferred stock dividends relating to the redemption of Series A Preferred Stock:

            -Mexican subsudiary operating loss .................     $(655,000)
            -Interest on subordinated debt .....................       (58,000)
            -Warrant amortization expense ......................       (15,000)
            -Dividends accumulated on redeemed
              Preferred Series A shares ........................       (41,000)
                                                                      ---------
                                                                      $(769,000)
                                                                      =========

* Prepared from audited financial statements for the year ended August 29, 1998.